_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 28, 2004

          Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware State or Other Jurisdiction Of Incorporation)	333-106925 (Commission File Number)	74-2440850 (I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                      N/A

(Former Name or Former Address, if Changed Since Last Report)

2001-14A 8-K AUDIT CONSENT:22469-2 GREENAN

Item 5.  Other Events1

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the “Commission”) on March 28, 2003; Commission File No. 1-10777), as amended by amendment no. 1 on Form 10-K/A of Ambac Financial Group, Inc. (which was filed with the Commission on November 19, 2003); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ended March 31, 2003 and March 31, 2002, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Commission on May 15, 2003); the unaudited consolidated financial statements of the Ambac Assurance Corporation and subsidiaries as of June 30, 2003 and for the periods ended June 30, 2003 and June 30, 2002, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Commission on August 14, 2003); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2003 and for the periods ended September 30, 2003 and September 30, 2002, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2003 (which was filed with the Commission on November 14, 2003); and the Current Reports on Form 8-K filed with the Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003, April 21, 2003, July 18, 2003 and October 17, 2003,  as they relate to Ambac Assurance Corporation are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-106925) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Structured Asset Securities Corporation Mortgage Pass- Through Certificates Series 2004-4XS, and shall be deemed to be part hereof and thereof.

Item 7.

Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.

Consent of KPMG LLP, independent auditors of Ambac

Assurance Corporation and subsidiaries

_________________

1

Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus Supplement.

2001-14A 8-K AUDIT CONSENT:22469-2 GREENAN

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/ Daniel E. Israeli

Name: Daniel E. Israeli

Title:   Vice President

Dated:  January 28, 2004

2001-14A 8-K AUDIT CONSENT:22469-2 GREENAN

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23

Consent of KPMG LLP,

                   6

independent auditors of

Ambac Assurance Corporation

and subsidiaries

2001-14A 8-K AUDIT CONSENT:22469-2 GREENAN

Exhibit 23      Consent of KPMG LLP

2001-14A 8-K AUDIT CONSENT:22469-2 GREENAN

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors

Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-106925) of Structured Asset Securities Corporation (the “Registrant”) and in the Prospectus Supplement of the Registrant (the “Prospectus Supplement”), via the Form 8-K of the Registrant dated January 28, 2004, of our report dated January 21, 2003 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2003, as amended by Amendment No. 1 on Form 10-K/A of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on November 19, 2003 and to the reference to our firm under the heading “Experts” in the Prospectus Supplement.

KPMG LLP

New York, New York

January 28, 2004

2001-14A 8-K AUDIT CONSENT:22469-2 GREENAN